EXHIBIT 6.1

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                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.

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
NAME                                                  POSITION
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John S. Cooper                                        Director and President
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Steven Massoni                                        Director and President
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David A. Hartley                                      Treasurer and Chief Financial Officer
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Jon Abrahamovich                                      Managing Director
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Elizabeth M. Brown                                    Managing Director
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Gary R. DeMoss                                        Managing Director
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John M. Zerr                                          Secretary and General Counsel
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Lance A. Rejsek                                       AML Officer
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Annette Lefe                                          FINOP
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Jonathan Andrew Dominy                                Vice President, Sales
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Mark R. McClure                                       Managing Director
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James J. Ryan                                         Managing Director
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Terry L. Swenson                                      Managing Director
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Robert S. West                                        Managing Director
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Laurence J. Althoff                                   Executive Director, Admin/Support
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George Steven Amidon                                  Executive Director
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Matthew T. Baker                                      Executive Director, Sales
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Patricia A. Bettlach                                  Executive Director
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Curtis W. Bradshaw                                    Executive Director
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Brent Alan Cooper                                     Executive Director
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Craig S. Falduto                                      Executive Director, Research
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Richard G. Golod                                      Executive Director
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Brian C. Hartigan                                     Executive Director, Product Development
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Gregory Heffington                                    Executive Director
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Richard Ralph Hoffmann                                Vice President
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Michael B. Hughes                                     Executive Director
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Greg S. Jenkins                                       Executive Director
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Nancy Johannsen                                       Executive Director
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Laurie Jones                                          Executive Director
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Louis Gregory Kafkes                                  Executive Director
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Brian Maute                                           Executive Director, Sales
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Margaret McDermott                                    Executive Director
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Peter George Mishos                                   Executive Director
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John Thaddeaus Moser                                  Executive Director
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Kristen Kulik-Peters                                  Executive Director, Marketing
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Thomas C. Rowley                                      Executive Director
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David T. Saylor                                       Executive Director
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Maura Scherer                                         Executive Director
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James D. Stevens                                      Executive Director
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John F. (Jack) Tierney                                Vice President
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Michael James Tobin                                   Executive Director
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Thomas Buckley Tyson                                  Executive Director
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Brett Van Bortel                                      Executive Director
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John M. Walsh                                         Executive Director, Sales
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Barbara Anne Marie Withers                            Executive Director
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Patrick M. Zacchea                                    Executive Director
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Keith Applegate                                       Vice President
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Michael J. Austin                                     Vice President
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Tara Jones Baker                                      Vice President, Trading
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Scott C. Bernstiel                                    Vice President
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Christopher M. Bisaillon                              Vice President
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Brian E. Binder                                       Vice President
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Michael P. Brescia                                    Vice President
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Emily L. Brody                                        Vice President
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Michael Winston Brown                                 Vice President
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Loren Burket                                          Vice President
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Lynn Chadderton                                       Vice President
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Wendy Chan                                            Vice President
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Michael Colston                                       Vice President
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Andrew M. Combs                                       Vice President
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Jack Crain                                            Vice President
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Michael A. Dearth                                     Vice President
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Kenneth A. De Marco                                   Vice President
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Marc DeFilippo                                        Vice President
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Robert Doak                                           Vice President
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Pat Flynn Dredze                                      Vice President
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Michael G. Effron                                     Vice President
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Alan E. Erickson                                      Vice President, Product Development
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Patricia Ernst                                        Vice President
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Brad D. Feelet                                        Vice President, Sales
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Christopher E. Fitzgerald                             Vice President
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William J. Fow                                        Vice President
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David Joseph Fredrick                                 Vice President
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Charles Friday                                        Vice President
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Lisa Lee Gray                                         Vice President; Chief Compliance Officer
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Walter C. Gray                                        Vice President
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John C. Haase, Jr.                                    Vice President
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Hunter Handley                                        Vice President
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Steven M. Heite                                       Vice President, Operations
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Michael D. Hibsch                                     Vice President
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Zahedul Hoque                                         Vice President, Product Development
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William J. Hunter                                     Vice President
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Eric J. Hyde                                          Vice President
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Lowell Jackson                                        Vice President
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Michael D. Jankowski                                  Vice President
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Brian D. Jessen                                       Vice President
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Michael E. Jones                                      Vice President
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Daniel W. Krause                                      Vice President
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Lisa Therese Kueng                                    Vice President
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Albert K. Lazaro                                      Vice President
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Mark Stephen Lie                                      Vice President
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Richard M. Lundgren                                   Vice President
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Michael J. Magee                                      Executive Director, Trading
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Anthony S. Manzanares                                 Vice President
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Jennifer Markle                                       Vice President
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Elisa Mitchell                                        Assistant Secretary
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Sterling Tyler Moore                                  Vice President
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Grant R. Myers                                        Vice President
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Richard A. Myers                                      Vice President
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Elizabeth  Nelson                                     Assistant Secretary
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Peter Davidson                                        Assistant Secretary
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P. Michelle Grace                                     Assistant Secretary
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J.G. Lallande                                         Assistant Secretary
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Teresa Oxford                                         Assistant Secretary
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Stephen R. Rimes                                      Assistant Secretary
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Melanie Ringold                                       Assistant Secretary
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Vilma Valdez                                          Assistant Secretary
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Michael J. Nelson                                     Vice President
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Brian O'Connell                                       Vice President
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James A. O'Brien                                      Vice President
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Timothy M. O'Reilly                                   Vice President, Trading
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Jason Eric Ogden                                      Vice President
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Timothy Jay Ott                                       Vice President
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Jeffrey M. Pegorsch                                   Vice President
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Paul R. Peterson                                      Vice President
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Keith Pleines                                         Vice President
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John M. Radzinski                                     Vice President
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David P. Robbins                                      Vice President
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Michael W. Rohr                                       Vice President
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Jason F. Ruimerman                                    Vice President
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Thomas J. Sauerborn                                   Vice President, Operations
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Tonya Hammet Sax                                      Vice President
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John C. Schorle                                       Vice President, Research
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Lisa Schultz                                          Vice President
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Christopher J. Staniforth                             Vice President
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Brian S. Terwilliger                                  Vice President
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Joseph L. Thomas                                      Vice President
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William G. Thompson                                   Vice President
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Eric B. Towell                                        Vice President
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Hugh C. Triplett                                      Vice President
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Thomas Buckley Tyson                                  Vice President
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Jeannette L. Underwood                                Vice President
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Mark Ray Vernon                                       Vice President
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Christopher Walsh                                     Vice President
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Harold Whitworth, III                                 Vice President
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Perri P. Williams                                     Vice President
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Ronald Wayne Wilson                                   Vice President
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David M. Wynn                                         Vice President
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Kenneth Paul Zaugh                                    Vice President
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